Projected Benefit Obligation, Accumulated Benefit Obligation and Fair Value of Plan Assets, Foreign Plans (Detail) (Foreign plans) In Thousands	Mar. 31, 2011 JPY (¥)	Mar. 31, 2011 USD ($)	Mar. 31, 2010 JPY (¥)
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	¥ 5,661,000	$ 68,082	¥ 5,002,000
Accumulated benefit obligations	5,441,000	65,436	4,738,000
Fair value of plan assets	¥ 593,000	$ 7,132	¥ 435,000